SUPPLEMENT TO

CALVERT INTERNATIONAL EQUITY FUND

Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2012

Calvert Equity and Asset Allocation Funds Prospectus
Class I
dated January 31, 2012

Date of Supplement: July 26, 2012

Effective immediately, the following change is made to the Fund’s statutory prospectus:

In the section entitled “More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert International Equity Fund,” the portfolio manager chart for Martin Currie, Inc. is deleted in its entirety and replaced with the following in order to reflect that current portfolio manager David Sheasby has assumed lead portfolio manager responsibilities from James Fairweather:

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
David Sheasby	2004 - present: Director, Portfolio Manager, Martin Currie	Lead Portfolio Manager, Martin Currie

James Fairweather	1997 - present: Head of Global Equities, Martin Currie	Portfolio Manager

Christine Montgomery	December 2009 - present: Portfolio Manager, Martin Currie	Portfolio Manager
2007-2009: Investment Partner, Edinburgh Partners

There are no changes with respect to the other investment subadvisor, Thornburg Investment Management, Inc., or the investment advisor, Calvert Investment Management, Inc.